EXHIBIT 99.1

374WATER

Destruction, for Good

374Water
Investor Presentation

NASDAQ: SCWO

Investor Presentation
October 2026

374WATER°

Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the timing of completion and start of operations of the Company's Orlando Waste Destruction Services hub; the deployment, commissioning and performance of AirSCWO systems, including for the Orange County Sanitation District and the City of Olathe; potential follow-on deployments and contracts; the Company's relationship with Arcadis and potential federal contracting opportunities, including any follow-on awards under the Defense Innovation Unit Success Memo; the size of the Company's target markets and its ability to serve them; the regulatory environment for PFAS and biosolids; and the Company's business strategy, including its regional hub, licensing and joint venture plans. Words such as "may," "will," "expect," "anticipate," "plan," "intend," "believe," "estimate," "potential" and similar expressions identify forward-looking statements.

Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: our need for substantial additional financing and our ability to continue as a going concern; our limited operating history and lack of material revenue; our ability to complete, permit and operate the Orlando hub and other facilities on schedule and at commercially viable throughput; our ability to scale AirSCWO systems and achieve consistent operating performance; our ability to obtain and retain customers and contracts, including governmental contracts subject to budget, timing and discretionary approvals; the non-binding nature of our memorandum of understanding with Arcadis and our dependence on third parties; changes in federal, state and international PFAS and biosolids regulation, including the delay or rescission of EPA rules; competition from alternative technologies; our indebtedness, including our secured convertible notes; our ability to maintain compliance with Nasdaq listing standards; material weaknesses in our internal control over financial reporting; and the other risks described under "Risk Factors" in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update them, except as required by law.

Market and Industry Data. This presentation includes market, industry and regulatory information from third-party and governmental sources and Company estimates. The Company has not independently verified third-party information. Market size figures do not represent the Company's addressable market or potential revenue.

No Offer. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities.

374WATER°

SECTION:

Company Overview

From a Duke prototype to **commercial waste destruction.**



2011 – 2021

Duke University prototype

- First AirSCWO system, funded by the Gates Foundation
- ~190 waste streams processed over a decade of testing on the prototype system



2022 – 2023

First commercial-scale system

- Contracted by Orange County Sanitation District, CA
- Built in Kokomo, IN with Merrell Bros.



2024 – Present

Commercial operations

- Completed AFFF, IX, foamate destruction campaigns
- Orlando WDS hub under construction
- DoD Success Memo and Arcadis MOU open federal work
- OC San factory test passed; Olathe in design/fab

PARTNERS AND CUSTOMERS

Founding Partners

Gates Foundation

Duke University

Federal Government & Prime Contractors

- U.S. Department of Defense
- U.S. Army
- U.S. Air Force
- U.S. Navy
- U.S. Marine Corps
- U.S. Space Force
- U.S. Coast Guard
- U.S. Army Corps of Engineers (ERDC)
- NDCEE
- Air Force Civil Engineer Center
- NAVFAC
- ESTCP
- Defense Innovation Unit

wsp ARCADIS Geosyntec consultants

Industrial / Corporate

MIDWAY MERRELL BROS.

Municipal

OC SAN, City of Orlando, Olathe Kansas, St. Cloud Minnesota

Hazen, Burns McDonnell, Garney, BARR

374WATER°

We destroy waste, **three ways.**

Waste Destruction Services "WDS"

Customers will send their waste to our hubs and pay us to destroy it. Fee-for-service, recurring revenue.

WHERE IT'S WORKING

- Orlando WDS hub completing construction: the first waste destruction site
- Arcadis collaboration includes the intended use of Orlando for AFFF destruction

Mobile WDS

We take an AirSCWO system to the customer's site and run the destruction campaign there.

WHERE IT'S WORKING

- $600K St. Cloud, MN contract completed in September 2026
- In discussions on a follow-on deployment at a prominent industrial project

AirSCWO Sales & Operations

Utilities and industrial sites buy AirSCWO systems; we deliver, commission and operate them.

WHERE IT'S WORKING

- OC San, CA: Factory Acceptance Test passed in Q2 2026
- Olathe, KS: ~$4.8M order for AirSCWO equipment and operations

374WATER°

Three horizons to scale 374Water: execute, scale, multiply

NOW
Waste Destruction Services

- Fee-for-service destruction anchored by the Orlando hub
- Federal hub-and-spoke strategy for AFFF and other concentrated PFAS wastes
- Mobile systems for on-site campaigns

NEXT
Regional biosolids infrastructure

- Serve the 16,000+ U.S. wastewater treatment facilities
- Their biosolids are mostly land-applied, landfilled or incinerated, not destroyed
- Regional coalitions are forming to solve it at scale

HORIZON
Take the model global

- Company-owned destruction facilities
- Licensing agreements and joint ventures
- Strategic partnerships

Built on operating experience across 200+ waste types

SECTION:

Understanding the Markets

374WATER°

Three waste streams, **from federal, municipal and industrial customers.**

Waste stream by buyer group	FEDERAL **$15B+**[1] annual U.S. federal spend	MUNICIPAL **$347B**[1] U.S. municipal market, 2025	INDUSTRIAL **$128B**[1] U.S. industrial market, 2025
AFFF & PFAS wastes	AFFF stockpiles and PFAS concentrates at DoD sites	Airport and fire-department AFFF; GAC and IX media; landfill leachate	Refinery and petrochemical AFFF; spent media and membrane rejects
Biosolids	Sludge and biosolids from federal installations	~16,000 dry tons a day from U.S. wastewater plants	Process sludges from manufacturing sites
Other industrial wastes	Petroleum, oil and lubricants; munitions; special projects	Fats, oils and grease; food waste	Oil & gas, chemical, pulp & paper and pharmaceutical wastes

[1]Sources: US EPA; American Water Works Association; Statista; Fortune Business Insights. U.S. figures only. Market sizes cover each buyer group's total water and waste spend, not AirSCWO-addressable volume, and do not add up by waste stream.

374WATER°

Liability now follows the waste. **Destruction is becoming the only answer.**

CERCLA (Superfund) designation, upheld

April 2024: PFOA and PFOS designated hazardous substances, enabling EPA enforcement. Upheld unanimously by the D.C. Circuit in August 2026; EPA is keeping the rule.

Stringent federal action

EPA announced an agency lead for PFAS, new effluent limitation guidelines, and work with Congress on a "polluter pays" liability framework.

State-level initiatives

Maine, Connecticut, Minnesota, Michigan, California, Ohio, Colorado, North Carolina, Virginia and Washington: reporting rules, product bans, cleanup directives and AFFF take-back programs.

Financial & legal pressure

3M, DuPont, Chemours, BASF and Solvay have lost tens of billions in lawsuits, partly earmarked for remediation. Major firms run dedicated PFAS practices.

EU may leapfrog the U.S.

EU members are weighing a ban on all PFAS. A revised Wastewater Directive applies "polluter pays"; PFAS banned in food-contact packaging.

374WATER°

~10M gal of AFFF and Rinsate sits with **federal, industrial and municipal owners.**

Federal: Department of Defense

~3.5M gal

AFFF and rinsate to destroy

- Legacy foam at ~1,500 installations
- Use phase-out deadline extended to Oct 1, 2027
- Validated: ERDC report on AirSCWO 6 (99.9993% PFAS destruction)

Industrial: refineries & petrochemical

3.5–4.3M gal

AFFF concentrate held (last industry count, 2004)

- Fixed systems at refineries, terminals and chemical plants
- State deadlines: MN Jan 2026, CA Jan 2028
- Tanks and piping add rinsate

Municipal: civil aviation

~1.8M gal

~0.9M gal AFFF at airports and hangars, plus at least as much rinsate

- ~517 Part 139 airports moving off AFFF under state law and liability; FAA Act of 2024 funds the switch
- 2004 count: 729K gal ARFF + 190K gal hangars
- Rinsing trucks and hangar systems adds at least as much again

Municipal: fire departments

~1M gal

nationwide (≈10% of U.S. AFFF, 2004)

- State programs have collected only ~310K gal so far
- Florida, our home market: inventories reported from Jul 2026; possession ban Jul 2029
- Apparatus clean-outs add rinsate

Industrial: shipping & offshore

Since 2026

PFOS foam banned on ships from Jan 1, 2026 (SOLAS amendment)

- Merchant fleet must offload PFOS foam at its next survey
- Ships offload in port: a natural fit for coastal hubs

Beyond the stockpiles: utilities and industrial sites treating PFAS with GAC, ion exchange and membranes create concentrates, rejects and spent media every year.

Sources: DoD destruction mandate as cited in industry reports; GAO-24-107322 (2024); DoD AFFF waiver briefing (2026); USACE ERDC TR-26-19 (Jul 2026); Fire Fighting Foam Coalition / R. Darwin, Estimated Quantities of AFFF in the U.S. (2004; 2011 update); state agency programs (Ohio EPA, MDE, Maine DEP, Florida DEP, HB 1019); IMO SOLAS II-2 amendment (MSC.532(107)). Older inventories are partly consumed or disposed; figures show order of magnitude, not a forecast. FAA Reauthorization Act of 2024; FAA Part 139 AFFF inventory reporting (Fed. Reg. 2025-08678); FDSOA bulletins #79–80.

374WATER°

~16,000 dry tons a day, **and the cheapest outlets are closing**.

U.S. biosolids by management practice (dry tons/day)

15,925 DTPD across 4,151 facilities ≈ ~122,000 wet tons/day at 13% solids


Land applied
7,297
Other practices*
6,019
Incinerated
2,074
Surface disposed
535

*Landfill, cement kiln, deep-well injection, syngas, construction use, storage, Class A fertilizer sales, etc.

Pressure is building

- Maine (LD 1911) bans land application of all biosolids
- Connecticut (SB 1497) bans land application and sale of all biosolids
- Arizona (HB 2669) considered banning Class B land application
- Virginia (HB 1443) will prohibit land application from July 2027 if PFOS or PFOA averages 50 parts per billion (ppb) or higher
- Hauling threatened by labor, supply chain, fuel and regulation
- Facility closures disrupt utilities that need predictability

Regional coalitions are forming to solve it at scale

SoCal Regional Biosolids Coalition (15 districts)	**Bay Area Biosolids Consortium**
Central Coast Regional Biosolids	**Palm Beach County SWA (6 FL counties)**
Charleston Regional Resource Recovery	**Grand Valley Regional Authority (MI)**

374WATER°

Beyond PFAS and biosolids: organic wastes that today get moved, not destroyed.

Hazardous organic waste
Organic residues from chemical manufacturing

INDUSTRIAL

Hydrocarbons
LNAPL and petroleum, oil and lubricant (POL) wastes

INDUSTRIAL · FEDERAL

Pharmaceutical waste
Pharmaceutical manufacturing and disposal streams

INDUSTRIAL

Munitions & special projects
Munition waste (ammonium nitrate) and radiological organics

FEDERAL

Battery recycling waste
Organic waste from battery recycling

INDUSTRIAL

Food waste & FOG
Food waste and fats, oils and grease

MUNICIPAL · INDUSTRIAL

$128B[1]

U.S. industrial water and waste market, 2025

Proven with customers in each sector

We have run AirSCWO on hard-to-treat streams with companies in oil & gas, chemical, pulp & paper and pharmaceuticals. These wastes are typically transferred or concentrated today, not destroyed.

[1]Sources: US EPA; American Water Works Association; Statista; Fortune Business Insights. U.S. figures only; total industrial market, not AirSCWO-addressable volume.

374WATER°

SECTION:

AirSCWO in the Field

374WATER°

AirSCWO destroyed 99.9993% of PFAS in firefighting foam, **independently validated.**

WASTE IN

Organic wet wastes

AFFF, PFAS concentrates and spent media, biosolids, industrial sludges

AirSCWO REACTOR

Supercritical water oxidation

Above 374°C and 221 bar, water and air oxidize organic compounds, including PFAS, to simple minerals and gases

- **Clean, dischargeable water**
- **Inert mineral effluent**
- **Safe vent gas**
- **Recoverable heat**

VALIDATED PERFORMANCE

99.9993%
Total PFAS destruction and removal efficiency across 42 PFAS compounds

Below EPA limits
Treated effluent met EPA maximum contaminant levels for all regulated PFAS

Near zero
Fluorinated stack emissions; no secondary air-pollution abatement needed

200+
Waste types processed by AirSCWO to date

Source: U.S. Army Corps of Engineers ERDC Technical Report TR-26-19 (July 2026), co-authored and independently validated by Arcadis. 200+ waste types: 374Water operating history.

Materials Destroyed by AirSCWO

374WATER°

200+ waste types destroyed, **to non-detect or below EPA limits.**

PFAS WASTES & BIOSOLIDS


Sludges & Biosolids


Spent Ion Exchange Resin


Spent Granular Activated Carbon


AFFF Firefighting Foam & Rinse Water


Foam Fractionate


Landfill Leachate


Soil Contaminants

OTHER INDUSTRIAL WASTES


Munition Waste (Ammonium Nitrate)


Hazardous Organic Waste


Pharmaceutical Waste


Food Waste


Battery Recycling Waste


LNAPL (Light Non-Aqueous Phase Liquid)


FOG (Fats, Oils, & Grease)

○ Primary commercial wastes

374WATER°

Two system formats: **mobile for campaigns, modular for permanent sites.**


374WATER°
AirSCWO: Clean and Sustainable Waste Destruction
MUNICIPAL | FEDERAL | INDUSTRIAL

FOR CAMPAIGNS AT THE CUSTOMER'S SITE

Mobile AirSCWO

- Moves to the waste instead of hauling the waste to us
- Completed the St. Cloud, MN campaign: four feedstocks, no operational issues



FOR PERMANENT SITES AND WDS HUBS

Modular & Scalable AirSCWO

- Capacity grows by adding modules to existing infrastructure
- Completed or under contract: Orlando, OC San and Olathe

Four projects across all three business lines **establish commercial success**

WASTE DESTRUCTION SERVICES

Orlando, Florida

City of Orlando · Iron Bridge Water Reclamation Facility

- Operating under a license agreement with the City
- ~88,000 gal of on-site waste storage
- Multiple approved PFAS-waste streams

MOBILE WDS

St. Cloud, Minnesota

City of St. Cloud · with Barr Engineering Co.

- $600K contract completed in September 2026
- Four feedstocks, including PFAS-laden spent GAC
- Follow-on industrial deployment in discussion

EQUIPMENT SALES & OPERATIONS

Orange County, California

Orange County Sanitation District (OC San)

- Factory Acceptance Test passed in Q2 2026
- Commissioning team and system deployment planned for November 2026

EQUIPMENT SALES & OPERATIONS

Olathe, Kansas

City of Olathe

- ~$4.8M order for AirSCWO equipment and operations
- Project advancing toward delivery

374Water + Arcadis partner to offer **AirSCWO to all DoD branches**

JULY 2026

ERDC report released

U.S. Army Corps of Engineers report documents 99.9993% PFAS destruction in AFFF, co-authored and validated by Arcadis

JULY 2026

Arcadis MOU signed

374Water and Arcadis agree to jointly pursue federal and commercial AFFF and PFAS destruction contracts

AUGUST 2026

DoD Success Memo issued

The Defense Innovation Unit validates AirSCWO and the regional hub model after the DoD's ESTCP demonstration

574

DoD installations where PFAS contamination requires remediation, plus legacy AFFF stockpiles at DoD, DOE and DOT

What the Success Memo means

- Designates successful completion of the prototype under the federal OTA framework
- Agencies may proceed directly to follow-on production awards
- Validates both the technical and economic case for a regional AirSCWO hub

How we work with Arcadis

ARCADIS

Prime contracts where appropriate, client interface, regulatory support

374WATER

AirSCWO technology, destruction services, turnkey deployment and operations, Orlando hub for AFFF

Waste Destruction Services: Orlando Hub

374WATER°

Our first Waste Destruction Services hub, **at Orlando's Iron Bridge Facility**


374WATER°
IMO


WDS PROCESSING FACILITY
ORLANDO PUMP AREA
ORLANDO PUMP AREA

~16,110 sq ft

Net processing area in the old digester building (237' × 77')

~88,000 gal

On-site waste storage

25.2 wet tons

Biosolids processed in the Iron Bridge pilot through January 2026

Central Florida

AFFF, PFAS wastes and non-hazardous streams from across the region

374WATER°

Our mobile AirSCWO system: **Full destruction capability on wheels**

FOUR FEEDSTOCKS PROCESSED, JUNE TO SEPTEMBER 2026

- **Class B biosolids**
- **Class A biosolids**
- **Pre-digestion sludge**
- **Class B biosolids blended with PFAS-laden spent GAC**

$600K

Mobile WDS contract with the City of St. Cloud, completed September 2026

4 of 4

Campaign phases completed without an operational issue

96

PFAS species tracked with the University of St. Thomas, more than twice EPA Method 1633

Who we worked with

Conducted with Barr Engineering Co. as part of the State of Minnesota's evaluation of AirSCWO for PFAS destruction.

What comes next

We are in discussions on a follow-on mobile deployment at a prominent industrial project.

374WATER°

SECTION:

Leadership



Daniel "Danny" Bogar

President & Chief Executive Officer

Danny brings more than 20 years of executive leadership experience spanning finance, strategic business development and international operations. He served as President & COO of PowerVerde, was a key part of its merger with 374Water, and then led Corporate Development. He has served as President and CEO of both American Green Technology and Stanford Group Company's broker-dealer.



Brad Meyers

Chief Operations Officer

Brad brings more than 25 years of experience in recycling and manufacturing. Previous roles include General Manager of Omni Recycling, Chief Operations Officer of RMD Americas USA, President and COO of New Rubber Technologies, and Director of Engineering Services at NRTC Automation, which he co-founded and served as Vice President. He attended LIU, majoring in Computer Science.



Raj Melkote

Chief Technology Officer

Raj brings more than 30 years of experience in technology commercialization, including as Chief Technology Officer at BayoTech Hydrogen, VP Engineering at Brooks Automation and Director of Engineering at Honeywell Safety Products. He has also held engineering roles at UTC and GE. He earned his PhD in Chemical Engineering at the University of Minnesota and his undergraduate degree with honors from Purdue University.



Charles "Chuck" Weiser

Chief Financial Officer

Mr. Weiser is 374Water's Chief Financial Officer and a member of its Board of Directors. He brings extensive public and private company experience in finance and accounting, strategic planning, business development, turnaround and private equity. Previously, he served as Chief Financial Officer of Alonti Catering Kitchens, overseeing finance, accounting, tax and budgeting, and as Managing Director at Imperial-Texas, providing accounting and consulting services to businesses around the world.

374WATER°



Sunny Viswanathan

VP, Municipal & Industrial Solutions

Sunny brings more than 25 years of sales leadership, previously as National Sales Manager at Veolia and in product management and engineering roles at SUEZ. Mr. Viswanathan holds a Master of Science in Environmental Engineering from Syracuse University and a Bachelor of Engineering.



Howard Teicher

VP, Government Solutions

Howard brings more than 30 years of experience. Previous roles include Principal at TCR, VP of AI Public Policy at Quantiply Corp. and VP of Federal at Radware Inc. Mr. Teicher holds an MA in International Affairs from The Johns Hopkins University and a BA in Political Science and Economics from Boston University.



Belton Copp

VP, Investor Relations

Belton brings more than a decade of investment management, finance and operations experience to 374Water, having joined the Company in 2021. He was previously a Portfolio Manager with a Nuveen subsidiary in its Alternative Real Assets division, then consulted as an interim GM and advisor to natural capital operating firms. He holds an MBA from UNC Kenan-Flagler and a Master's in Water Resource Management from Duke University.

Board of Directors

374WATER°



James Pawloski

Director

Mr. Pawloski was President & CEO of Veolia North America Regeneration and Recovery Solutions until September 2023, overseeing a diverse portfolio in environmental services focused on liquid waste management and efficient recovery. Previously, he spent 25 years with DuPont in roles of increasing responsibility in business leadership, operations, strategy, M&A and business transformation.



Marc Deshusses

Director

Dr. Deshusses is Deputy Director, Water, Sanitation and Hygiene at the Gates Foundation, a tenured Professor at Duke University and co-founder of 374Water Inc. Previously, he was a professor of chemical and environmental engineering and department chair at the University of California, Riverside. He is a world-renowned researcher in biofiltration and novel waste-to-energy technologies.



Bradley Freels

Director

Mr. Freels is a veteran real estate investor, developer and serial entrepreneur. As Chairman and CEO of Midway, a privately owned real estate investment, development and construction firm in Houston, he has built a highly respected business across Houston and several leading U.S. metro markets. He also founded Midway Holdings, L.P., a holding company for an integrated group of real estate and investment-related companies.



Stephen McKnight

Director

Mr. McKnight is a principal and co-founder of Pitt Southwest Investors, a private real estate and development company. He brings extensive experience in commercial banking, underwriting and risk management, including 14 years in senior roles in Mellon Bank's commercial real estate department. His firms have acquired and syndicated numerous apartment, office and land properties, and he has a long history of analyzing and investing in private companies.



Richard "Rick" Davis

Director

Mr. Davis was CEO of PowerVerde from 2011 to 2021, when the company merged with 374Water. Previously, he was managing director of corporate finance at Martinez-Ayme Securities and held senior roles with RBC Dain Rauscher, William R. Hough and Company, and First Equity. He brings over 30 years of experience working with clean tech companies, finance and investment banking, along with deep relationships in the investment community.



Charles "Chuck" Weiser

Director; Chief Financial Officer

Mr. Weiser is 374Water's Chief Financial Officer and a member of its Board of Directors. He brings extensive public and private company experience in finance and accounting, strategic planning, business development, turnaround and private equity. Previously, he served as Chief Financial Officer of Alonti Catering Kitchens, overseeing finance, accounting, tax and budgeting, and as Managing Director at Imperial-Texas, providing accounting and consulting services to businesses around the world.

374WATER°

Destruction, for Good

Solutions Contacts

Sunny Viswanathan
Vice President, Municipal & Industrial Solutions
Direct: 919-800-9221
SV@374Water.com

Howard Teicher
Vice President, Government Solutions
Direct: 202-255-6630
Howard.Teicher@374Water.com

Investor Contacts

Danny Bogar
President & CEO
Direct: 954-258-8682
Danny.Bogar@374Water.com

Belton Copp
Vice President, Investor Relations
Direct: 401-419-1545
Belton.Copp@374Water.com

NASDAQ: SCWO